Exhibit 21.1

JBS N.V. - Subsidiaries
N.	Company	Jurisdiction of incorporation of organization
1	Adams Pork Products Limited	UK
2	Agro Alfa Indústria e Comércio Ltda.	BRA
3	Albert Van Zoonen B.V.	NHL
4	Andrews Meat Industries Pty. Ltd.	AUS
5	Arkose Investments ULC	IRE
6	Attleborough Foods Limited	UK
7	Australian Consolidated Food Holdings Pty. Ltd.	AUS
8	Australian Consolidated Food Investments Pty. Ltd.	AUS
9	Avicola Pilgrim's Pride de Mexico S.A de C.V	MEX
10	Bakewell Foods Limited	UK
11	Baumhardt Com. e Part. Ltda.	BRA
12	Baybrick LandCo Pty. Ltd.	AUS
13	Baybrick Pty. Ltd.	AUS
14	Belvoir Foods Limited	UK
15	Biotech Foods, S.L.	ESP
16	Birla Società Agricola Srl	ITA
17	Cattle Production Systems, Inc.	USA
18	CB 2025 LLC	USA
19	Climert Investments S.A	URY
20	Colorado Egg, LLC	USA
21	Combo México Holdings, S. de R.L de C.V.	MEX
22	Combo Productora, S. de R.L de C.V	MEX
23	Combo Servicios Especializados de Personal, S. de R.L de C.V	MEX
24	Conceria Priante S.p.A	ITA
25	Consumer Foods Van Sales (Ireland) Limited	IRE
26	Consumer Foods Van Sales Limited	IRE
27	Cordine Pty. Ltd.	AUS
28	D Blowers Limited	UK
29	Dalehead Foods Limited	UK
30	De Korte Weg B.V.	NHL
31	Denver Processing, LLC	USA
32	Diamond Valley Pork Pty Ltd	AUS
33	Dungannon Proteins Ltd	UK
34	E.M.T. Agro Comercial Ltda.	BRA
35	Easey Herds Limited	UK
36	Easey Holdings Limited	UK
37	Easey Pigs Limited	UK
38	Easey Veterinary Services Limited	UK
39	Empire Packing Company, LLC	USA
40	Excelsior Alimentos S.A.	BRA
41	Fampat S.A. de C.V.	MEX
42	Fazenda da Toca Ltda.	BRA

43	Final Porto Comércio e Distribuidora Ltda.	BRA
44	Flora Green Pty. Ltd.	AUS
45	Food Processors Water Cooperative, Inc.	USA
46	Food Ventures North America Canada, Inc.	CAN
47	Food Ventures North America, Inc.	USA
48	Galina Pesada S.A.P.I. de C.V	MEX
49	Gateway Participações Ltda.	BRA
50	Geo Adams & Sons (Farms) Limited	UK
51	Geo Adams & Sons Limited	UK
52	Gideny S.A.	URY
53	GJ Land Co., LLC	USA
54	GJ Land Investors, LLC	USA
55	Good Country Investments Pty. Ltd.	AUS
56	Good Country Pty. Ltd.	AUS
57	H. Eggs Comércio Varejista Ltda.	BRA
58	Hadgraft Industrial Properties LLC	USA
59	Hamer International Limited	UK
60	Hans Continental Smallgoods Pty. Ltd.	AUS
61	Harris Mason Processing, LLC	USA
62	Henco Hogs, L.L.C.	USA
63	Hermitage AI Limited	UK
64	Hickman's Egg Ranch, Inc	USA
65	High Plains Pork, LLC	USA
66	Hortifrutigranjeiro Canela Ltda.	BRA
67	Hunter Valley Quality Meats Pty. Ltd.	AUS
68	Huon Aquaculture Company Pty Ltd	AUS
69	Huon Aquaculture Group Pty Ltd	AUS
70	Huon Ocean Trout Pty Ltd	AUS
71	Huon Salmon Pty Ltd	AUS
72	Huon Seafoods Pty Ltd	AUS
73	Huon Shellfish Co. Pty Ltd	AUS
74	Huon Smoked Salmon Pty Ltd	AUS
75	Huon Smoked Seafoods Pty Ltd	AUS
76	Huon Tasmanian Salmon Pty Ltd	AUS
77	Imposete Pty. Ltd.	AUS
78	Industry Park Pty. Ltd.	AUS
79	Inmobiliaria Andradina, S. de R.L de C.V.	MEX
80	Inmobiliaria Avicola Pilgrim's Pride S. de R.L de C.V.	MEX
81	International Food Company Seara OPC LLC	UAE
83	International Food Packers LLC	USA
84	Ivory Investments Luxembourg Holding S.C.S.	LUX
85	JBS Aquaculture Pty Ltd	AUS
86	JBS Asia Co. Ltd.	HKG
87	JBS Asia Holding Company B.V.	NHL
88	JBS Aspelt S.à r.l.	LUX
89	JBS Asset Management Corp.	USA

90	JBS Australia Air Pty Limited Liability	AUS
91	JBS Australia Finance 1 Pty. Ltd.	AUS
92	JBS Australia Finance Pty. Ltd.	AUS
93	JBS Australia Pty. Ltd.	AUS
94	JBS Aves Ltda.	BRA
95	JBS Berg S.à r.l.	LUX
96	JBS Captive Insurance Company	USA
97	JBS Carriers, Inc.	USA
98	JBS Chile Limitada	CHI
99	JBS Clervaux Finance S.à r.l.	LUX
100	JBS Confinamento Ltda.	BRA
101	JBS Couros Brasil Ltda.	BRA
102	JBS Durham UK Ltd	UK
103	JBS Eggs Holdings B.V.	NHL
104	JBS Embalagens Metálicas Ltda.	BRA
105	JBS Empire, Inc.	USA
106	JBS Finco, Inc.	USA
107	JBS Food Canada ULC	CAN
108	JBS Food Colombia S.A.S	COL
109	JBS Food Trading (Shanghai) Ltd	CHN
110	JBS Foods Ontario Inc.	CAN
111	JBS Global Luxembourg S.à r.l.	LUX
112	JBS Global Meat Holdings Pty Ltd	AUS/NHL
113	JBS Global UK Ltd	UK
114	JBS Green Bay, Inc.	USA
115	JBS Holdco Australia Pty. Ltd.	AUS
116	JBS Holding Brasil S.A.	BRA
117	JBS Investments Cork Ltd	IRE
118	JBS Investments Dublin Ltd	IRE
119	JBS Investments Luxembourg S.à r.l.	LUX
120	JBS Japan Ltd.	JPN
121	JBS La Rochette Finance S.à r.l.	LUX
122	JBS Leather Argentina S.A.U.	ARG
123	JBS Leather Asia Limited Liability	HKG
124	JBS Leather International B.V	NHL
125	JBS Leather Paraguay Srl	PAR
126	JBS Leather Uruguay S.A.	URY
127	JBS Live Pork, LLC	USA
128	JBS Meat Investments Pty. Ltd.	AUS
129	JBS Meat UK Ltd	UK
130	JBS Melwood UK Limited Liability	UK
131	JBS Mersch S.à r.l.	LUX
132	JBS N.V.	NHL
133	JBS Oman Holdings B.V.	NHL
134	JBS Packerland, Inc.	USA
135	JBS Participações Societárias S.A.	BRA

136	JBS Plainwell, Inc.	USA
137	JBS Pork Australia Pty Ltd	AUS
138	JBS Prepared Foods Inc.	USA
139	JBS S.A.	BRA
140	JBS Sanitation Canada Limited	CAN
141	JBS Smallgoods Holdco Australia, Pty Ltd	AUS
142	JBS Smallgoods Holdco Pty. Ltd.	AUS
143	JBS Smallgoods Investments Pty. Ltd.	AUS
144	JBS Souderton, Inc.	USA
145	JBS Southern Australia Pty. Ltd.	AUS
146	JBS Southern Holdco AU Pty. Ltd.	AUS
147	JBS Southern Investments 1 Pty. Ltd.	AUS
148	JBS Southern Investments 2 Pty. Ltd.	AUS
149	JBS Terminais Holding Ltda.	BRA
150	JBS Terminais Ltda.	BRA
151	JBS Terminais Santos Ltda.	BRA
152	JBS Toledo N.V	BEL
153	JBS Tolleson, Inc.	USA
154	JBS Trading Agent (Dongguan)	CHN
155	JBS Trading USA, Inc.	USA
156	JBS USA Food Company Holdings	USA
157	JBS USA Foods Group Holdings, Inc.	USA
158	JBS USA Holding Lux S.à r.l.	LUX
159	JBS USA Imports, Inc.	USA
160	JBS USA Leather, Inc.	USA
161	JBS USA Promontory Holdings I LLC	USA
162	JBS USA Promontory Holdings II LLC	USA
163	JBS USA Promontory I LLC	USA
164	JBS USA Promontory II LLC	USA
165	JBS USA Sanitation Corporation	USA
166	JBS Wisconsin Properties, LLC	USA
167	Kahula Pty. Ltd.	AUS
168	King’s S.p.A.	ITA
169	Kitchen Range Foods Limited	UK
170	Lap Foods Pty. Ltd.	AUS
171	LLB Natureza Viva Comércio e Distribuidora Ltda.	BRA
172	Mafrip - Matadouro Frigorífico S.A.	BRA
173	Mantiqueira Agricultura Regenerativa S.A.	BRA
174	Mantiqueira Agronegócios Ltda.	BRA
175	Mantiqueira Alimentos S.A.	BRA
176	Mantiqueira International B.V.	NHL
177	Mantiqueira UK I Holding Ltd.	UK
178	Mantiqueira UK II Holding Ltd.	UK
179	Mantiqueira USA Holding Inc.	USA
180	Mantiqueira USA Inc.	USA
181	Marzolara Food Processing Srl	ITA

182	Meadow Bank Hatchery Pty Ltd	AUS
183	Meat Me México, Mercado de Carnes, S. de R.L. de C.V.	MEX
184	Miller Bros. Co., Inc.	USA
185	Mopac of Virginia, Inc.	USA
186	Morrison's Seafood Pty Ltd	AUS
187	Moy Park (Newco) Ltd	UK
188	Moy Park Beef Orleans S.à.r.l	FRA
189	Moy Park Bondco PLC Ltd	UK
190	Moy Park France (Holdings) SAS	FRA
191	Moy Park France SAS	FRA
192	Moy Park Holdings (Europe) Limited	UK
193	Moy Park Limited	UK
194	Moyer Distribution LLC	USA
195	N.Ovo Plant Based Ltda.	BRA
196	Nacrail, LLC	USA
197	Noon Products Limited	UK
198	Normaclass S.A.	FRA
199	Nuco Feeds, LLC	USA
200	Oak Grove L.L.C.	USA
201	Oakhouse Foods Limited	UK
202	O'Kane (Blue Rose Newco 1) Limited	UK
203	O'Kane Poultry Limited	UK
204	Olympia Processing, LLC	USA
205	Onix Investments UK Ltd	UK
206	Orbital SPE Empreendimentos e Participações Ltda.	BRA
207	Oxdale Dairy Enterprise Pty Ltd	AUS
208	P&H Investments 1 Pty. Ltd.	AUS
209	P&H Investments 2 Pty. Ltd	AUS
210	Penasul UK Ltd.	UK
211	Pico Paco Frango Ltda.	BRA
212	Pilgrim’s Food Masters Holdings Ltd	UK
213	Pilgrim’s Food Masters Ireland Limited	IRE
214	Pilgrim’s Pride Malta Finance Limited Liability	MLT
215	Pilgrim's Europe Ltd	UK
216	Pilgrim's Food Masters UK Limited	UK
217	Pilgrim's Pride Affordable Housing Corporation	USA
218	Pilgrim's Pride Corporation	USA
219	Pilgrim's Pride Finance, LLC	USA
220	Pilgrim's Pride Ltd	UK
221	Pilgrim's Pride S. de R.L de C.V	MEX
222	Pilgrim's Shared Services Ltd.	UK
223	Pilgrim's UK Lamb Ltd	UK
224	Plan Pro Restaurantes S.A. de C.V.	MEX
225	Planterra Holdings B.V.	NHL
226	Plumrose Limited	UK
227	Poppsa 3, LLC	USA

228	Poppsa 4, LLC	USA
229	PPC Transportation Company	USA
230	PQP Holdings Limited	UK
231	Premier Beehive Holdco Pty. Ltd.	AUS
232	Premier Beehive NZ	NZL
233	Primo Foods Pty Ltd.	AUS
234	Primo Group Holdings Pty. Ltd.	AUS
235	Primo Meats Admin Pty Ltd	AUS
236	Primo Meats Pty. Ltd.	AUS
237	Primo Retail Pty. Ltd.	AUS
238	Principe di San Daniele S.p.A.	ITA
239	QMT General Partner Limited Liability	NZL
240	QMT New Zealand Limited Liability Partnership	NZL
241	Ready Mile Trucking Ltd	CAN
242	Rigamonti Salumificio S.p.A	ITA
243	Rivalea Holdings Pty Limited Liability	AUS
244	Rivercan	URY
245	Robotic Technologies Limited Liability	NZL
246	Rocklabs Automation Technology Limited	CAN
247	Rocklabs Limited Liability	NZL
248	Rollover Limited	UK
249	Rye Valley Foods Limited	IRE
250	S&C Australia Holdco Pty. Ltd.	AUS
251	S&C Australia Investments, Pty Ltd.	AUS
252	S&C Resale Company	USA
253	Sampco Holdings LLC	USA
254	Sampco LLC	USA
255	Sandstone Holdings S.à r.l.	LUX
256	Scott Automation a.s.	CZE
257	Scott Automation and Robotics Pty Ltd	AUS
258	Scott Automation GmbH	GER
259	Scott Automation Limited Liability.	UK
260	Scott Automation Ltd	NZL
261	Scott Automation N.V.	BEL
262	Scott Automation SAS	FRA
263	Scott LED Limited Liability	NZL
264	Scott Systems (Qingdao) Co., Ltd	CHN
265	Scott Systems International Inc.	USA
266	Scott Technology Americas Limited Liability	NZL
267	Scott Technology Australia Pty Ltd	AUS
268	Scott Technology Belgium bvba	BEL
269	Scott Technology Europe Limited Liability	NZL
270	Scott Technology Limited Liability	NZL
271	Scott Technology NZ Limited Liability	NZL
272	Scott Technology USA Limited Liability	NZL
273	Seara África Pty. Ltd.	RSA

274	Seara Alimentos Ltda.	BRA
275	Seara Arabia Food Industrial Company	KSA
276	Seara Comércio de Alimentos Ltda.	BRA
277	Seara Food Europe Holding B.V.	NHL
279	Seara Food Saudi for Consultancy and Research LLC	KSA
280	Seara Holding Ltda.	BRA
281	Seara Holdings (Europe) B.V.	NHL
282	Seara Japan Ltd	JPN
283	Seara Meats B.V.	NHL
284	Seara Middle East Foods Trading Company	KSA
285	Seara Middle East Wholesale and Retail Co. SPC	KWT
286	Seara Paraguay S.A.	PAR
287	Seara Participações Societárias S/A	BRA
288	Seara Singapore Pte. Ltd	SIN
289	Servicios Administrativos Pilgrim's Pride S. de R.L de C.V	MEX
290	Seven Point Pork Pty Ltd	AUS
291	Sharonville Processing, LLC	USA
292	SIA.MO.CI. Srl	ITA
293	Skippack Creek Corp.	USA
294	Southern Hens, Inc.	USA
295	Southern Ocean Trout Pty Ltd	AUS
296	Southwest Specialty Eggs, LLC	USA
297	Springfield Hatcheries Pty Ltd	AUS
298	Springs Smoked Salmon Pty Ltd	AUS
299	Springs Smoked Seafoods Pty Ltd	AUS
300	Spurway Foods Limited	UK
301	Surveyors Investments Pty Ltd	AUS
302	Swift & Company International Sales Corp.	USA
306	Swift Australia (Southern) Pty. Ltd.	AUS
307	Swift Beef Company	USA
308	Swift Brands Company	USA
309	Swift Pork Company	USA
310	Swift Refrigerated Foods S.A de C.V	MEX
311	Swift Southern Investments Pty. Ltd.	AUS
312	Tatiara Meat Company, Pty Ltd.	AUS
313	Tatiara Meat Investments Pty. Ltd.	AUS
314	To-Ricos Distribution, Ltd.	USA/BER
315	To-Ricos, Ltd.	USA/BER
316	TriOak Foods, LLC	USA
317	TriOak Grain, LLC	USA
318	TVB B.V.	NHL
319	Unifleisch SA	CHE
320	Via Rovigo Indústria e Comércio de Produtos Alimentícios S.A.	BRA
321	Vivera B.V.	NHL
322	Vivera Topholding B.V.	NHL
323	Vivera UK Ltd	UK
324	Vivera Vastgoed B.V.	NHL
325	Weddel Limited	CAN
326	White Strap Safco Foods Trading LLC	UAE
327	White Stripe Foods Investment Holdings Pty Ltd	AUS
328	White Stripe Foods Pty Ltd.	AUS
329	White Stripe Safco Foods	UAE
330	Wonder Best Holding Co Ltd.	HKG
331	Zendaleather Co.	USA
332	Zendaleather GmbH	GER
333	Zendaleather S.A de C.V	MEX
334	Zero Lines Corporation	USA
335	ZM Australia Pty. Ltd.	AUS